ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

Supplement dated June 22, 2022 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the Advanced Series Trust (the Trust) relating to the AST Advanced Strategies Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

The Summary Prospectus is revised as follows, effective July 1, 2022:

I.	The following table hereby replaces the “Annual Portfolio Operating Expenses” table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus for the AST Advanced Strategies Portfolio:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%
+Distribution and/or Service Fees (12b-1 Fees)	0.24%
+Other Expenses	0.02%
+Acquired Fund Fees & Expenses	0.04%
=Total Operating Expenses	0.93%
-Fee Waiver and/or Expense Reimbursement	(0.03)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*(1)	0.90%

*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented after the end of the most recent fiscal year and a voluntary fee and/or expense waiver arrangement, which is not reflected in the table above.

(1) The Manager has contractually agreed to waive 0.0262% of its management fee through June 30, 2023. In addition, the Manager has contractually agreed to   waive 0.002% of its management fee through June 30, 2023. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

II.	The following table hereby replaces the “EXAMPLE” table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus for the AST Advanced Strategies Portfolio:

	1 Year	3 Years	5 Years	10 Years
AST Advanced Strategies Portfolio	$92	$293	$512	$1,140

This supplement should be read and retained for future reference.

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